UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                             ---------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 27, 2006

                             WYNN RESORTS, LIMITED
             (Exact name of registrant as specified in its charter)


         Nevada                      000-50028                46-0484987
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
   of incorporation)                                       Identification No.)


                3131 Las Vegas Boulevard South
                       Las Vegas, Nevada                               89109
  (Address of principal executive offices of each registrant)        (Zip Code)

                                 (702) 770-7555
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry into a Material Definitive Agreement.

On July 27, 2006, Wynn Resorts, Limited (the "Company") announced the appointment of Jack B. Binion to serve as Chairman of Wynn International Marketing, Ltd., with overall responsibility for all operational activities of the Company's Wynn Macau resort. Mr. Binion has entered into an employment agreement with a subsidiary of the Company, Worldwide Wynn, LLC (the "Employer") that has a term of three years, unless sooner terminated as a result of his death or upon written notice from the Employer to Mr. Binion, or from Mr. Binion to the Employer, for any reason.

The agreement provides for a base salary of $1,500,000 per year and eligibility for an annual bonus. In addition, the agreement provides that Mr. Binion be awarded 500,000 restricted shares of common stock of the Company, 50% of which will vest on the second anniversary of the effective date of the agreement, and the remainder will vest on a pro rata basis each month thereafter until the third anniversary of the effective date.

A copy of Mr. Binion's employment agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

On July 27, 2006, the Company issued a press release announcing the appointment of Mr. Binion. The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The information set forth in Item 1.01 of this report is incorporated herein by reference.

Prior to joining the Company, Mr. Binion, 69, served as founder of Blizzard Asset Management, a family investment company. From April 1999 until July 2004, Mr. Binion was Chairman of the Board and Chief Executive Officer of Horseshoe Gaming Holding Corp., a gaming company which owned and operated casinos in Bossier City, Louisiana; Tunica County, Mississippi; Hammond, Indiana; and Joliet, Illinois, and was acquired by Harrah's Entertainment, Inc. in July 2004. From December 1992 to April 1999, Mr. Binion served as the Chief Executive Officer of various predecessor entities of Horseshoe Gaming Holding Corp.

Item 9.01.        Financial Statements and Exhibits.

       (c) Exhibits:

               Exhibit
                Number       Description

                 10.1 Employment Agreement, dated as of July 27, 2006, by and between Worldwide Wynn, LLC and Jack B. Binion.
                 99.1        Press release, dated July 27, 2006, of
                             Wynn Resorts, Limited.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 27, 2006

                                                  Wynn Resorts, Limited


                                                  By:    /s/ John Strzemp
                                                        -----------------------
                                                        John Strzemp
                                                        Chief Financial Officer